UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 23, 2015
(Date of earliest event reported)
_____________________________________________________________
POTLATCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA		99201
(Address of principal executive offices)		(Zip Code)
509-835-1500
(Registrant’s telephone number, Including area code)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On November 23, 2015 Potlatch Corporation (the “Company”) sent a notice (the “Notice”) to participants informing them that, in order to implement a transition to a new trustee and recordkeeper for the Potlatch Salaried 401(k) Plan, Potlatch Hourly 401(k) Plan and the Potlatch Supplemental Plan (the “Plans”), Plan participants and beneficiaries will be unable to direct or diversify the investments in their Plan accounts, including shares of the Company’s common stock, or obtain distributions from the Plans, during the period beginning December 24, 2015 and end the week of January 24, 2016 (the ”Blackout Period”) . This blackout period will be in addition to other blackout periods imposed by the Company.

On November 23, 2015, the Company sent a notice of Blackout Period (the “Blackout Period Notice”) to the members of its board of directors, and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934, informing them that they would be prohibited during the Blackout Period from purchasing or selling shares of the Company’s common stock (including derivative securities pertaining to such shares) that they acquire or have previously acquired in connection with their service or employment as a director or executive officer of the Company.

A copy of the Blackout Period Notice is attached as Exhibit 99.1 and is incorporated by reference. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting Lorrie D. Scott, Vice President, General Counsel and Corporate Secretary by telephone at (509) 835-1500, or in writing, at Potlatch Corporation, 601 W. First Avenue, Suite 1600, Spokane, Washington 99201.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits
99.1    Notice of Blackout Period to Directors and Executive Officers of Potlatch Corporation, dated November 23, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    November 23, 2015

POTLATCH CORPORATION
By: /s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and
Corporate Secretary

EXHIBIT 99.1

NOTICE TO DIRECTORS AND EXECUTIVE OFFICERS OF
POTLATCH CORPORATION

Restrictions on Trading Potlatch Corporation Common Stock
During the 401(k) Plan Blackout Period

The Company has determined to change the trustee and recordkeeper for the Potlatch Salaried 40l (k) Plan, Potlatch Hourly 401(k) Plan and Potlatch Supplemental Plan (the "Plans"), effective January 4, 2016. In order to implement this transition, Plan activity will be restricted such that Plan participants and beneficiaries will not be able to direct or diversify the investments in their Plan accounts, including transactions involving shares of Potlatch Corporation common stock, or obtain distributions from the Plan for a specific period of time (the"Blackout Period"). During the Blackout Period, the Company's directors and executive officers will be subject to trading restrictions, as described below, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and the SEC's Regulation Blackout Trading Restriction.

Blackout Period

The Blackout Period for the Plans will begin on December 24, 2015 and end the week of January 24, 2016. You will receive another notice as soon as the Blackout Period ends.

Trading Restrictions

During the Blackout Period, you will be prohibited from directly or indirectly purchasing, selling or otherwise acquiring or transferring shares of Potlatch Corporation common stock or certain derivative securities, if you acquired such shares or derivative securities in connection with your service or employment as a director or executive officer. In this regard, any Company security you sell or otherwise transfer is automatically treated as acquired in connection with your service as director or executive officer unless you establish that the security was acquired from another source in accordance with rules established by the SEC. Please note that these trading prohibition s also apply to Company securities held by immediate family members living with you, or held in trust, or by controlled partnerships or corporations. This notice is in addition to the restrictions on trading activity under the Company's insider trading policy.

Questions

If you have any questions concerning transactions in the Company 's common stock,this notice of the Blackout Period, including whether the Blackout Period has started or ended, please contact Lorrie D. Scott, Vice President , General Counsel and Corporate Secretary by telephone at (509) 835-1500, or in writing, at Potlatch Corporation, 601 W. First Avenue, Suite 1600, Spokane, Washington 99201.